UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT Voyager Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Capital appreciation

Net asset value June 30, 2012

Class IA: $34.11	Class IB: $33.85

Total return at net asset value
			Russell 1000
(as of 6/30/12)‡	Class IA shares*	Class IB shares†	Growth Index

6 months	7.04%	6.87%	10.08%

1 year	–11.00	–11.21	5.76

5 years	12.25	10.85	15.18
Annualized	2.34	2.08	2.87

10 years	52.68	48.92	79.53
Annualized	4.32	4.06	6.03

Life	745.92	707.22	734.41
Annualized	9.14	8.93	9.08

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Voyager Fund 1

Report from your fund’s manager

How would you characterize the investment environment for the six months ended June 30, 2012?

While volatility continued to define the market environment throughout the first half of 2012, it was a tale of two different quarters. In the first three months of the year, stocks posted their strongest first-quarter gains in more than a decade. The largest advances came from stocks of cyclical companies, which tend to perform better during periods of economic growth and thereby inspire greater investor confidence. Strong U.S. corporate earnings also helped drive market performance during the first quarter of 2012. That growth momentum not only stalled during the second quarter, but also began to backslide. This change of fortune came amid signs that the European sovereign debt crisis was reigniting, economic activity in the emerging markets was continuing to slow, and the U.S. economy’s growth trajectory was flattening out. On balance, most equity markets advanced slightly during the past six months, but the pace of the advance decelerated as the period drew to a close.

How did the fund perform in this volatile market environment?

The fund underperformed the broad universe of large-cap growth stocks, mainly due to stock selection. The fund performed well during the first quarter of 2012 in a market environment that tended to reward stocks with strong fundamentals and solid growth. Our large overweight position in the financials sector helped in this environment, as did favorable stock selection in industrials. But as macroeconomic fears flooded the marketplace during the second quarter, investors focused primarily on high-dividend-yield and defensive stocks. This flight to safer havens was not conducive to the fund’s growth style, and consequently, we gave back some of our earlier gains, as the fund continued its focus on cyclical stocks with solid growth prospects and attractive valuations. In terms of sectors, our stock selection in the materials and consumer discretionary groups posted the most disappointing results.

During the second quarter in particular, many of the types of stocks we target for the fund declined by as much as 20% to 40% from their year-to-date highs, with little or no apparent change in company fundamentals driving that decline. Rather, we believe that it was macroeconomic fears — principally worries about the eurozone, China’s slow down, and weakness in the U.S. economy — that dragged down the equity market’s overall performance.

Did you alter the fund’s investment strategy during the period?

We did not materially change the fund’s positioning, even in a market that was fluctuating so severely on “macro” fears. We did, however, take profits from some of the cyclical holdings that had rallied earlier in the period, and we added to the fund’s health-care exposure. We also increased the fund’s positions in cyclical companies that we believe have a catalyst in place to generate improvements later this year.

In addition, we used options to hedge against changes in the values of securities.

What is your outlook as we enter the second half of 2012?

We believe there still is a powerful case to be made for U.S. equity fundamentals. With all the preoccupation about debt crises and slowing growth in certain parts of the world, what we believe is being overlooked by investors again this year is that corporate earnings are strong and valuations are at historically low levels across most sectors. In our view, this combination of solid corporate earnings prospects and low valuations rarely is as attractive as it is today. Interest rates are low, gas and commodity prices have come down considerably, and the housing and employment picture in the United States has brightened somewhat. We believe the outlook remains constructive for investors who can maintain their long-term focus and do not become distracted by the headline “noise” that often feeds the markets’ volatility.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth investing targets companies with above-average earnings growth that may be subject to price volatility if earnings expectations are not met. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your portfolio’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual portfolio counterparts to the portfolios in Putnam Variable Trust.

2 Putnam VT Voyager Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.71	$4.99	$3.62	$4.87

Ending value
(after expenses)	$1,070.40	$1,068.70	$1,021.28	$1,020.04

Annualized
expense ratio	0.72%	0.97%	0.72%	0.97%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Voyager Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (94.3%)*	Shares	Value

Aerospace and defense (3.6%)
Honeywell International, Inc.	192,900	$10,771,536

L-3 Communications Holdings, Inc.	55,300	4,092,753

Precision Castparts Corp.	29,100	4,786,659

United Technologies Corp.	106,400	8,036,392

		27,687,340
Air freight and logistics (0.3%)
FedEx Corp.	29,200	2,675,012

		2,675,012
Airlines (0.5%)
Delta Air Lines, Inc. †	352,870	3,863,927

		3,863,927
Auto components (3.7%)
Allison Transmission Holdings, Inc. S	81,140	1,424,818

American Axle & Manufacturing Holdings, Inc. †	263,519	2,764,314

Goodyear Tire & Rubber Co. (The) † S	729,300	8,613,033

Johnson Controls, Inc.	272,951	7,563,472

Tenneco Automotive, Inc. †	131,753	3,533,615

TRW Automotive Holdings Corp. †	52,200	1,918,872

Valeo SA (France) S	71,442	2,960,176

		28,778,300
Automobiles (1.5%)
Brilliance China Automotive Holdings, Inc.
(China) †	720,000	633,884

Fiat SpA (Italy) †	1,019,017	5,156,308

General Motors Co. †	46,600	918,952

Tesla Motors, Inc. † S	121,000	3,786,090

Volkswagen AG (Preference) (Germany)	7,027	1,114,113

		11,609,347
Biotechnology (1.3%)
Celgene Corp. †	27,400	1,757,984

Cubist Pharmaceuticals, Inc. †	20,800	788,528

Dendreon Corp. † S	297,800	2,203,720

Gilead Sciences, Inc. †	49,800	2,553,744

Human Genome Sciences, Inc. † S	146,937	1,929,283

United Therapeutics Corp. † S	17,200	849,336

		10,082,595
Building products (1.0%)
Fortune Brands Home & Security, Inc. †	69,298	1,543,266

Owens Corning, Inc. †	207,200	5,913,488

		7,456,754
Capital markets (2.2%)
Blackstone Group LP (The)	271,737	3,551,603

Charles Schwab Corp. (The) S	332,700	4,301,811

KKR & Co. LP	325,590	4,196,855

Morgan Stanley	53,100	774,729

State Street Corp.	93,697	4,182,634

		17,007,632
Chemicals (4.4%)
Cabot Corp. S	29,600	1,204,720

Celanese Corp. Ser. A	130,000	4,500,600

Dow Chemical Co. (The) S	24,600	774,900

Georgia Gulf Corp. †	165,700	4,253,519

Monsanto Co.	30,900	2,557,902

Tronox, Ltd. Class A †	171,941	20,756,718

		34,048,359
Commercial services and supplies (0.2%)
R. R. Donnelley & Sons Co. S	137,700	1,620,729

		1,620,729

COMMON STOCKS (94.3%)* cont.	Shares	Value

Communications equipment (3.8%)
Cisco Systems, Inc.	148,493	$2,549,625

Juniper Networks, Inc. †	57,312	934,759

Polycom, Inc. †	725,012	7,627,126

Qualcomm, Inc.	323,591	18,017,547

		29,129,057
Computers and peripherals (10.6%)
Apple, Inc. †	116,660	68,129,436

EMC Corp. †	236,800	6,069,184

Hewlett-Packard Co.	119,700	2,407,167

NetApp, Inc. †	52,300	1,664,186

SanDisk Corp. †	112,000	4,085,760

		82,355,733
Construction materials (0.3%)
BBMG Corp. (China)	1,828,000	1,285,325

China Shanshui Cement Group, Ltd. (China)	1,522,000	1,047,433

		2,332,758
Consumer finance (0.4%)
Capital One Financial Corp.	62,600	3,421,716

		3,421,716
Diversified financial services (1.9%)
Citigroup, Inc.	250,400	6,863,464

JPMorgan Chase & Co.	225,000	8,039,250

		14,902,714
Electronic equipment, instruments, and components (0.9%)
Corning, Inc.	134,900	1,744,257

Hollysys Automation Technologies, Ltd.
(China) † S	259,466	2,210,650

TE Connectivity, Ltd. (Switzerland)	101,200	3,229,292

		7,184,199
Energy equipment and services (4.4%)
Baker Hughes, Inc. S	22,200	912,420

Cameron International Corp. †	254,600	10,873,966

Halliburton Co.	167,779	4,763,246

National Oilwell Varco, Inc. S	69,000	4,446,360

Oil States International, Inc. †	52,700	3,488,740

Schlumberger, Ltd.	149,625	9,712,159

		34,196,891
Food products (0.2%)
Post Holdings, Inc. †	26,433	812,815

Zhongpin, Inc. (China) †	35,248	324,634

		1,137,449
Health-care equipment and supplies (2.7%)
Baxter International, Inc.	150,500	7,999,075

China Medical Technologies, Inc. ADR (China) † S	188,600	2,033,108

Covidien PLC (Ireland)	64,000	3,424,000

St. Jude Medical, Inc.	80,800	3,224,728

Stryker Corp.	45,900	2,529,090

Zimmer Holdings, Inc. S	23,500	1,512,460

		20,722,461
Health-care providers and services (1.7%)
Aetna, Inc.	103,200	4,001,064

CIGNA Corp.	45,000	1,980,000

Express Scripts Holding Co. †	130,969	7,311,999

		13,293,063
Health-care technology (0.6%)
SXC Health Solutions Corp. (Canada) †	48,132	4,775,176

		4,775,176
Hotels, restaurants, and leisure (1.6%)
Las Vegas Sands Corp.	85,200	3,705,348

Sands China, Ltd. (Hong Kong)	504,000	1,614,488

Starbucks Corp.	126,000	6,718,320

		12,038,156

4 Putnam VT Voyager Fund

COMMON STOCKS (94.3%)* cont.	Shares	Value

Household durables (0.2%)
Lennar Corp. Class A S	60,500	$1,870,055

		1,870,055
Industrial conglomerates (1.1%)
General Electric Co.	216,000	4,501,440

Tyco International, Ltd.	73,800	3,900,330

		8,401,770
Insurance (3.9%)
Aflac, Inc.	283,554	12,076,565

Assured Guaranty, Ltd. (Bermuda)	640,727	9,034,251

Hartford Financial Services Group, Inc. (The)	185,524	3,270,788

MetLife, Inc.	123,300	3,803,805

Prudential PLC (United Kingdom)	141,140	1,635,302

		29,820,711
Internet and catalog retail (1.4%)
HomeAway, Inc. † S	132,400	2,878,376

Priceline.com, Inc. †	11,903	7,909,782

		10,788,158
Internet software and services (4.0%)
Baidu, Inc. ADR (China) †	96,900	11,141,562

eBay, Inc. †	73,300	3,079,333

Facebook, Inc. Class A † S	62,800	1,954,336

Facebook, Inc. Class B † F	24,080	674,433

Google, Inc. Class A †	24,595	14,266,822

		31,116,486
IT Services (2.1%)
Total Systems Services, Inc.	36,800	880,624

Unisys Corp. †	765,302	14,961,654

		15,842,278
Leisure equipment and products (0.6%)
Brunswick Corp. S	223,600	4,968,392

		4,968,392
Life sciences tools and services (0.5%)
Thermo Fisher Scientific, Inc.	81,100	4,209,901

		4,209,901
Machinery (2.4%)
China National Materials Co., Ltd. (China)	3,194,000	994,019

Cummins, Inc.	8,000	775,280

Eaton Corp.	98,600	3,907,518

Joy Global, Inc.	72,000	4,084,560

Stanley Black & Decker, Inc.	24,800	1,596,128

Timken Co.	141,380	6,473,790

Titan International, Inc. S	42,429	1,040,783

		18,872,078
Media (2.4%)
Comcast Corp. Class A	160,915	5,144,453

DIRECTV Class A †	157,385	7,683,536

New York Times Co. (The) Class A †	72,615	566,397

News Corp. Class A	110,100	2,454,129

Sirius XM Radio, Inc. † S	578,200	1,069,670

Time Warner, Inc.	34,200	1,316,700

		18,234,885
Metals and mining (3.0%)
Cliffs Natural Resources, Inc.	106,856	5,266,932

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	172,726	5,884,775

Goldcorp, Inc. (Canada)	84,200	3,164,236

Newmont Mining Corp.	18,600	902,286

Rio Tinto PLC (United Kingdom)	93,939	4,486,463

Vedanta Resources PLC (United Kingdom) S	91,187	1,313,601

Walter Energy, Inc.	57,100	2,521,536

		23,539,829

COMMON STOCKS (94.3%)* cont.	Shares	Value

Multiline retail (0.1%)
Nordstrom, Inc.	16,300	$809,947

		809,947
Office electronics (1.0%)
Xerox Corp.	941,530	7,409,841

		7,409,841
Oil, gas, and consumable fuels (5.3%)
Alpha Natural Resources, Inc. †	174,941	1,523,736

Anadarko Petroleum Corp.	47,200	3,124,640

Apache Corp.	32,230	2,832,695

BG Group PLC (United Kingdom)	150,912	3,088,841

Cabot Oil & Gas Corp.	153,400	6,043,960

CONSOL Energy, Inc.	12,800	387,072

Hess Corp.	227,400	9,880,530

Marathon Oil Corp.	328,869	8,409,180

Noble Energy, Inc.	44,200	3,749,044

Southwestern Energy Co. †	54,800	1,749,764

		40,789,462
Personal products (0.6%)
Avon Products, Inc.	292,400	4,739,804

		4,739,804
Pharmaceuticals (3.0%)
Auxilium Pharmaceuticals, Inc. †	55,900	1,503,151

Elan Corp. PLC ADR (Ireland) †	100,000	1,459,000

Jazz Pharmaceuticals PLC (Ireland) †	161,200	7,255,612

Johnson & Johnson	12,100	817,476

Medicines Co. (The) †	128,017	2,936,710

Merck & Co., Inc.	9,900	413,325

Pfizer, Inc.	68,738	1,580,974

Shire PLC (Ireland)	26,830	771,114

Shire PLC ADR (Ireland)	18,700	1,615,493

Warner Chilcott PLC Class A (Ireland) †	233,700	4,187,904

Watson Pharmaceuticals, Inc. †	10,700	791,693

		23,332,452
Professional services (0.8%)
Nielsen Holdings NV †	91,700	2,404,374

Verisk Analytics, Inc. Class A †	78,200	3,852,132

		6,256,506
Real estate management and development (0.4%)
CBRE Group, Inc. †	165,300	2,704,308

		2,704,308
Road and rail (0.4%)
Hertz Global Holdings, Inc. †	194,197	2,485,722

Localiza Rent a Car SA (Brazil)	55,000	831,093

		3,316,815
Semiconductors and semiconductor equipment (3.5%)
Advanced Micro Devices, Inc. † S	1,515,192	8,682,050

First Solar, Inc. † S	495,654	7,464,549

Skyworks Solutions, Inc. †	66,600	1,822,842

Texas Instruments, Inc.	321,800	9,232,442

		27,201,883
Software (3.8%)
Longtop Financial Technologies Ltd. ADR
(Hong Kong) † F	99,123	—

Microsoft Corp.	363,600	11,122,524

Oracle Corp.	397,961	11,819,442

Perfect World Co., Ltd. ADR (China)	129,613	1,298,722

Salesforce.com, Inc. † S	13,950	1,928,727

VMware, Inc. Class A † S	35,100	3,195,504

		29,364,919

Putnam VT Voyager Fund 5

COMMON STOCKS (94.3%)* cont.			Shares	Value

Specialty retail (3.7%)
Bed Bath & Beyond, Inc. †			38,550	$2,382,390

Best Buy Co., Inc. S			570,907	11,966,211

Cia Hering (Brazil)			78,000	1,479,612

Lowe’s Cos., Inc.			80,600	2,292,264

Office Depot, Inc. † S			2,640,136	5,702,694

OfficeMax, Inc. † S			509,089	2,575,990

Staples, Inc.			162,000	2,114,100

				28,513,261
Textiles, apparel, and luxury goods (1.0%)
Coach, Inc.			126,400	7,391,872

				7,391,872
Thrifts and mortgage finance (0.2%)
MGIC Investment Corp. † S			244,600	704,448

Radian Group, Inc. S			213,500	702,415

				1,406,863
Tobacco (0.8%)
Lorillard, Inc.			28,400	3,747,380

Philip Morris International, Inc.			26,431	2,306,369

				6,053,749
Trading companies and distributors (0.3%)
WESCO International, Inc. † S			34,400	1,979,720

				1,979,720

Total common stocks (cost $648,833,512)			$729,255,313

WARRANTS (3.2%)* †	Expiration date	Strike price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	4,140,161	$3,312,129

Citigroup, Inc.	1/4/19	106.10	8,203,160	2,542,980

Ford Motor Co.	1/1/13	9.20	1,665,791	1,865,686

General Motors Co.	7/10/19	18.33	310,356	2,104,214

General Motors Co.	7/10/16	10.00	80,810	890,526

Hartford Financial
Services Group, Inc. (The) W	6/26/19	9.70	199,172	2,021,596

JPMorgan Chase & Co. W	10/28/18	42.42	539,101	5,267,017

Wells Fargo & Co. W	10/28/18	34.01	788,400	6,945,804

Total warrants (cost $33,711,799)				$24,949,952

PURCHASED OPTIONS		Expiration date/	Contract
OUTSTANDING (2.1%)*		strike price	amount	Value

Advanced Micro Devices, Inc. (Call)		Jul-12/$8.00	384,255	$1,153

Advanced Micro Devices, Inc. (Call)		Jul-12/10.00	981,984	54

Aetna, Inc. (Call)		Sep-12/44.00	259,831	60,878

Aetna, Inc. (Call)		Sep-12/48.00	167,270	23,940

Amazon.com, Inc. (Call)		Jul-12/245.00	157,861	394,796

Apple, Inc. (Call)		Jul-12/475.00	4,922	537,125

Apple, Inc. (Call)		Jul-12/590.00	16,939	160,893

Apple, Inc. (Call)		Jul-12/650.00	166,468	81,569

Assured Guaranty, Ltd. (Call)		Jul-12/14.00	313,217	194,195

Assured Guaranty, Ltd. (Call)		Jul-12/14.00	281,729	152,134

Assured Guaranty, Ltd. (Call)		Jul-12/16.00	493,292	118,637

Assured Guaranty, Ltd. (Call)		Jul-12/17.00	563,458	77,306

Baidu, Inc. (Call)		Sep-12/135.00	122,211	81,173

Baidu, Inc. (Call)		Sep-12/150.00	89,056	76,365

Baker Hughes, Inc. (Call)		Jul-12/50.00	73,577	912

Baker Hughes, Inc. (Call)		Jul-12/60.00	160,531	6

Best Buy Co., Inc. (Call)		Dec-12/23.00	551,106	1,022,599

Best Buy Co., Inc. (Call)		Dec-12/25.00	489,807	594,146

Best Buy Co., Inc. (Call)		Dec-12/23.00	50,218	93,182

Best Buy Co., Inc. (Call)		Aug-12/17.00	120,418	520,795

Best Buy Co., Inc. (Call)		Aug-12/23.00	359,508	326,988

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.1%)* cont.	strike price	amount	Value

DIRECTV (Call)	Dec-12/$55.00	378,668	$308,399

DIRECTV (Call)	Dec-12/50.00	220,875	54,379

Energy Select Sector SPDR Fund (Call)	Jul-12/70.00	278,064	21,717

Energy Select Sector SPDR Fund (Call)	Jul-12/73.00	330,390	8,127

First Solar, Inc. (Call)	Sep-12/10.00	144,348	791,908

First Solar, Inc. (Call)	Sep-12/10.00	48,662	266,965

First Solar, Inc. (Call)	Sep-12/24.00	193,827	54,415

First Solar, Inc. (Call)	Sep-12/20.00	286,975	30,419

FTS Eurofirst80 Index (Call)	Sep-12/4.40	1,300,912	103,223

FTS Eurofirst80 Index (Call)	Sep-12/5.20	541,267	31,962

General Motors, Inc. (Call)	Aug-12/26.00	925,343	22,208

General Motors, Inc. (Call)	Aug-12/26.00	502,847	15,270

Google, Inc. (Call)	Sep-12/640.00	58,465	460,077

Google, Inc. (Call)	Sep-12/680.00	61,104	167,000

Hang Seng Index (Call)	Jul-12/20,400.00	13,022	175,685

Hang Seng Index (Call)	Jul-12/22,118.50	16,096	6,694

Hartford Financial Services
Group, Inc. (The) (Call)	Jul-12/14.00	79,988	291,543

Hess Corp. (Call)	Aug-12/52.50	397,628	53,751

Hess Corp. (Call)	Aug-12/47.00	154,354	46,939

Hewlett-Packard Co. (Call)	Aug-12/23.00	204,869	181,003

Hewlett-Packard Co. (Call)	Dec-12/23.00	712,538	566,637

iShares MSCI Emerging
Markets Index (Call)	Aug-12/42.00	657,407	220,836

iShares MSCI Emerging
Markets Index (Call)	Aug-12/38.00	223,798	116,755

JPMorgan Chase & Co. (Call)	Dec-12/42.00	1,484,251	1,201,011

JPMorgan Chase & Co. (Call)	Dec-12/40.00	493,131	639,443

JPMorgan Chase & Co. (Call)	Dec-12/42.00	320,283	258,180

JPMorgan Chase & Co. (Call)	Dec-12/44.00	278,446	139,223

JPMorgan Chase & Co. (Call)	Dec-12/40.00	674,695	116,992

JPMorgan Chase & Co. (Call)	Aug-12/38.00	375,277	258,247

JPMorgan Chase & Co. (Call)	Jul-12/38.00	1,709,823	606,816

Qualcomm, Inc. (Call)	Jan-13/60.00	399,915	1,160,618

R. R. Donnelley & Sons Co. (Call)	Sep-12/14.00	789,194	74,100

Schlumberger Ltd. (Call)	Aug-12/80.00	134,923	16,571

Skyworks Solutions Inc. (Call)	Jan-13/30.00	221,368	717,675

SPDR S&P 500 ETF Trust (Call)	Jul-12/139.00	719,092	643,047

SPDR S&P 500 ETF Trust (Call)	Jul-12/141.00	791,255	313,271

SPDR S&P 500 ETF Trust (Call)	Jul-12/143.00	797,496	114,385

SPDR S&P 500 ETF Trust (Put)	Jul-12/132.00	835,840	835,840

SPDR S&P 500 ETF Trust (Put)	Jul-12/128.00	548,763	76,108

SPDR S&P 500 ETF Trust (Put)	Jul-12/128.00	975,568	9,785

SPDR S&P 500 ETF Trust (Put)	Jul-12/127.00	2,228,807	49,034

Xerox Corp. (Call)	Jul-12/6.00	431,815	808,440

Total purchased options outstanding (cost $21,460,653)			$16,553,544

INVESTMENT COMPANIES (0.3%)*		Shares	Value

iShares Dow Jones U.S. Home Construction Index Fund S		41,300	$693,840

SPDR S&P Homebuilders ETF		69,100	1,475,285

Total investment companies (cost $1,595,148)			$2,169,125

CONVERTIBLE PREFERRED STOCKS (0.3%)*		Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.		33,610	$1,997,106

Total convertible preferred stocks (cost $2,631,534)			$1,997,106

6 Putnam VT Voyager Fund

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities
1 1/8s, January 15, 2021 [i]	$73,604	$85,189
1/8s, April 15, 2017 [i]	107,346	113,416

U.S. Treasury Notes
1 3/8s, September 15, 2012 [i]	561,000	564,669
1/2s, November 15, 2013 [i]	301,000	302,035

Total U.S. treasury obligations (cost $1,065,309)		$1,065,309

SHORT-TERM INVESTMENTS (8.7%)*	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging
from 0.075% to 0.104%, July 26, 2012	$4,810,000	$4,809,722

Putnam Cash Collateral Pool, LLC 0.22% [d]	59,809,406	59,809,406

SSgA Prime Money Market Fund 0.09% P	2,736,123	2,736,123

Total short-term investments (cost $67,355,251)		$67,355,251

Total investments (cost $776,653,206)		$843,345,600

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $773,602,286.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $174,307 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $95,388,617) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Danish Krone	Sell	7/18/12	$2,095,383	$2,072,995	$(22,388)

Credit Suisse AG

	Euro	Buy	7/18/12	10,945,714	10,758,485	187,229

	Euro	Sell	7/18/12	10,945,714	10,792,992	(152,722)

	Euro	Sell	8/16/12	10,948,608	10,761,166	(187,442)

	Japanese Yen	Buy	7/18/12	1,725,219	1,736,472	(11,253)

	Japanese Yen	Sell	7/18/12	1,725,219	1,760,968	35,749

	Japanese Yen	Sell	8/16/12	1,725,907	1,737,260	11,353

UBS AG

	British Pound	Buy	7/18/12	13,293,937	13,172,609	121,328

	British Pound	Sell	7/18/12	13,293,937	13,041,546	(252,391)

	British Pound	Sell	8/16/12	13,292,929	13,172,270	(120,659)

	Canadian Dollar	Buy	7/18/12	5,546,457	5,476,253	70,204

	Canadian Dollar	Sell	7/18/12	5,546,457	5,433,010	(113,447)

	Canadian Dollar	Sell	8/16/12	5,542,905	5,472,591	(70,314)

Total						$(504,753)

Putnam VT Voyager Fund 7

WRITTEN OPTIONS OUTSTANDING
at 6/30/12 (premiums received	Contract	Expiration date/
$9,362,747) (Unaudited)	amount	strike price	Value

Advanced Micro Devices, Inc. (Call)	981,984	Jul-12/$11.00	$11

Aetna, Inc. (Call)	167,270	Sep-12/52.00	6,453

Amazon.com, Inc. (Call)	157,861	Jul-12/255.00	167,707

Apple, Inc. (Call)	166,468	Jul-12/675.00	9,894

Assured Guaranty, Ltd. (Call)	493,292	Jul-12/18.00	38,745

Assured Guaranty, Ltd. (Call)	563,458	Jul-12/19.00	31,935

Baidu, Inc. (Call)	89,056	Sep-12/165.00	23,466

Baker Hughes, Inc. (Call)	160,531	Jul-12/65.00	—

Best Buy Co., Inc. (Call)	50,218	Dec-12/25.00	60,915

Best Buy Co., Inc. (Call)	551,106	Dec-12/25.00	668,503

Best Buy Co., Inc. (Call)	489,807	Dec-12/27.00	370,740

Best Buy Co., Inc. (Call)	359,508	Aug-12/25.00	158,489

DIRECTV (Call)	378,668	Dec-12/60.00	63,359

Energy Select Sector SPDR Fund (Call)	330,390	Jul-12/75.00	1,143

First Solar, Inc. (Call)	144,348	Sep-12/20.00	98,945

First Solar, Inc. (Call)	48,662	Sep-12/20.00	33,356

First Solar, Inc. (Call)	193,827	Sep-12/28.00	23,767

FTS Eurofirst80 Index (Call)	541,267	Sep-12/6.00	5,302

General Motors, Inc. (Call)	502,847	Aug-12/28.00	5,691

General Motors, Inc. (Call)	925,343	Aug-12/28.00	4,627

Google, Inc. (Call)	58,465	Sep-12/660.00	275,525

Google, Inc. (Call)	61,104	Sep-12/700.00	94,320

Hang Seng Index (Call)	13,022	Jul-12/21,400.00	24,781

WRITTEN OPTIONS OUTSTANDING
at 6/30/12 (premiums received	Contract	Expiration date/
$9,362,747) (Unaudited) cont.	amount	strike price	Value

Hang Seng Index (Call)	16,096	Jul-12/23,142.51	$1,045

Hess Corp. (Call)	397,628	Aug-12/$57.50	20,728

Hewlett-Packard Co. (Call)	204,869	Jan-13/25.00	97,618

Hewlett-Packard Co. (Call)	712,538	Dec-12/25.00	294,585

iShares MSCI Emerging Markets Index
(Call)	657,407	Aug-12/44.00	44,783

JPMorgan Chase & Co. (Call)	1,484,251	Dec-12/44.00	721,610

JPMorgan Chase & Co. (Call)	320,283	Dec-12/44.00	155,401

JPMorgan Chase & Co. (Call)	493,131	Dec-12/42.00	397,513

JPMorgan Chase & Co. (Call)	278,446	Dec-12/48.00	46,779

JPMorgan Chase & Co. (Call)	375,277	Aug-12/40.00	101,550

JPMorgan Chase & Co. (Call)	1,709,823	Jul-12/39.00	322,986

Qualcomm, Inc. (Call)	399,915	Jan-13/65.00	587,959

R. R. Donnelley & Sons Co. (Call)	789,194	Sep-12/15.00	29,981

Schlumberger Ltd. (Call)	134,923	Aug-12/90.00	2,356

Skyworks Solutions Inc. (Call)	221,368	Jan-13/35.00	373,669

SPDR S&P 500 ETF Trust (Call)	791,255	Jul-12/143.00	113,490

SPDR S&P 500 ETF Trust (Call)	797,496	Jul-12/145.00	61,798

SPDR S&P 500 ETF Trust (Call)	719,092	Jul-12/141.00	284,700

SPDR S&P 500 ETF Trust (Put)	835,840	Jul-12/130.00	518,221

SPDR S&P 500 ETF Trust (Put)	548,763	Jul-12/126.00	44,554

SPDR S&P 500 ETF Trust (Put)	975,568	Jul-12/127.00	21,463

SPDR S&P 500 ETF Trust (Put)	2,228,807	Jul-12/126.00	6,932

Total			$6,417,395

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/12 (Unaudited)

		Upfront		Fixed payments	Total return
Swap counterparty/		premium	Termination	received (paid) by	received by or	Unrealized
Notional amount		received (paid)	date	fund per annum	paid by fund	appreciation

Barclay’s Bank, PLC
baskets	131,598	$—	1/25/13	(3 month USD-LIBOR-BBA)	A basket (BCSU115) of	$440,830
					common stocks

Total						$440,830

8 Putnam VT Voyager Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$113,523,404	$11,478,969	$—

Consumer staples	11,931,002	—	—

Energy	71,897,512	3,088,841	—

Financials	67,628,642	1,635,302	—

Health care	73,611,426	771,114	2,033,108

Industrials	81,136,632	994,019	—

Information technology	228,929,963	—	674,433

Materials	51,788,124	8,132,822	—

Total common stocks	700,446,705	26,101,067	2,707,541

Convertible preferred stocks	—	1,997,106	—

Investment companies	2,169,125	—	—

Purchased options outstanding	—	16,553,544	—

U.S. Treasury obligations	—	1,065,309	—

Warrants	24,949,952	—	—

Short-term investments	2,736,123	64,619,128	—

Totals by level	$730,301,905	$110,336,154	$2,707,541

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(504,753)	$—

Written options	—	(6,417,395)	—

Total return swap contracts	—	440,830	—

Totals by level	$—	$(6,481,318)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 9

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $58,125,573 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $716,843,800)	$783,536,194

Affiliated issuers (identified cost $59,809,406) (Notes 1 and 6)	59,809,406

Foreign currency (cost $12) (Note 1)	13

Dividends, interest and other receivables	942,727

Receivable for shares of the fund sold	68,987

Receivable for investments sold	18,498,833

Unrealized appreciation on swap contracts (Note 1)	440,830

Unrealized appreciation on forward currency contracts (Note 1)	425,863

Total assets	863,722,853

Liabilities

Payable to custodian	549,146

Payable for investments purchased	17,240,357

Payable for shares of the fund repurchased	393,772

Payable for compensation of Manager (Note 2)	352,790

Payable for investor servicing fees (Note 2)	62,606

Payable for custodian fees (Note 2)	21,673

Payable for Trustee compensation and expenses (Note 2)	363,774

Payable for administrative services (Note 2)	1,518

Payable for distribution fees (Note 2)	38,422

Unrealized depreciation on forward currency contracts (Note 1)	930,616

Written options outstanding, at value (premiums received $9,362,747) (Notes 1 and 3)	6,417,395

Collateral on securities loaned, at value (Note 1)	59,809,406

Collateral on certain derivative contracts, at value (Note 1)	3,801,432

Other accrued expenses	137,660

Total liabilities	90,120,567

Net assets	$773,602,286

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$868,611,045

Undistributed net investment income (Note 1)	821,653

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(165,405,160)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	69,574,748

Total — Representing net assets applicable to capital shares outstanding	$773,602,286

Computation of net asset value Class IA

Net assets	$582,346,337

Number of shares outstanding	17,073,026

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$34.11

Computation of net asset value Class IB

Net assets	$191,255,949

Number of shares outstanding	5,649,754

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$33.85

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Voyager Fund

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $48,570)	$5,161,774

Interest (including interest income of $4,787 from investments in affiliated issuers) (Note 6)	7,613

Securities lending (Note 1)	363,199

Total investment income	5,532,586

Expenses

Compensation of Manager (Note 2)	2,386,511

Investor servicing fees (Note 2)	428,732

Custodian fees (Note 2)	36,677

Trustee compensation and expenses (Note 2)	34,410

Administrative services (Note 2)	14,326

Distribution fees — Class IB (Note 2)	263,389

Other	156,553

Total expenses	3,320,598

Expense reduction (Note 2)	(119,540)

Net expenses	3,201,058

Net investment income	2,331,528

Net realized gain on investments (Notes 1 and 3)	8,127,352

Net realized loss on swap contracts (Note 1)	(771,137)

Net realized gain on foreign currency transactions (Note 1)	2,505,009

Net realized gain on written options (Notes 1 and 3)	10,204,151

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,643,027)

Net unrealized appreciation of investments, swap contracts and written options during the period	37,235,539

Net gain on investments	55,657,887

Net increase in net assets resulting from operations	$57,989,415

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$2,331,528	$4,997,611

Net realized gain (loss) on investments and foreign currency transactions	20,065,375	(6,345,071)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	35,592,512	(174,771,912)

Net increase (decrease) in net assets resulting from operations	57,989,415	(176,119,372)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,406,724)	(2,078,396)

Class IB	(690,302)	—

Increase in capital from settlement payments (Note 8)	—	1,835

Decrease from capital share transactions (Note 4)	(60,396,028)	(126,120,925)

Total decrease in net assets	(5,503,639)	(304,316,858)

Net assets:

Beginning of period	779,105,925	1,083,422,783

End of period (including undistributed net investment income of $821,653 and $1,587,151, respectively)	$773,602,286	$779,105,925

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS
					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$31.98	.11	2.16	2.27	(.14)	(.14)	—	$34.11	7.04*	$582,346	.36*	.31*	77*

12/31/11	38.93	.21	(7.06)	(6.85)	(.10)	(.10)	—[e,j]	31.98	(17.64)	587,537.72		.58	164

12/31/10	32.61	.18	6.64	6.82	(.50)	(.50)	—	38.93	21.08	825,963.72		.51	182

12/31/09	20.14	.20	12.56	12.76	(.29)	(.29)	—	32.61	64.30	788,498.76		.81	202

12/31/08	31.99	.21	(11.98)[g,h]	(11.77)	(.08)	(.08)	—[e,i]	20.14	(36.87)[g]	566,749	.72[f]	.80[f]	119

12/31/07	30.25	.07	1.68	1.75	(.01)	(.01)	—	31.99	5.79	1,148,269	.67[f]	.21[f]	52

Class IB

6/30/12†	$31.77	.07	2.13	2.20	(.12)	(.12)	—	$33.85	6.87*	$191,256	.48*	.18*	77*

12/31/11	38.66	.12	(7.01)	(6.89)	—	—	—[e,j]	31.77	(17.82)	191,569.97		.34	164

12/31/10	32.40	.09	6.60	6.69	(.43)	(.43)	—	38.66	20.80	257,459.97		.26	182

12/31/09	19.98	.14	12.49	12.63	(.21)	(.21)	—	32.40	63.90	255,847	1.01	.55	202

12/31/08	31.73	.14	(11.89)[g,h]	(11.75)	—	—	—[e,i]	19.98	(37.03)[g]	167,492	.97[f]	.54[f]	119

12/31/07	30.07	(.01)	1.67	1.66	—	—	—	31.73	5.52	345,347	.92[f]	(.04)[f]	52

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

December 31, 2008	<0.01%

December 31, 2007	<0.01

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.13 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.41% for the year ended December 31, 2008.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Knight Securities, L.P. which amounted to $0.02 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

j Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Voyager Fund

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT Voyager Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of midsize and large U.S. companies with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

Putnam VT Voyager Fund 13

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 19,400,000 on purchased options contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $69,100,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $13,200,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,695,977 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $482,365 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $300,000.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $59,424,676. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $59,809,406.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record

14 Putnam VT Voyager Fund

for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $154,399,561 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$154,399,561	$—	$154,399,561	12/31/16

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $807,028,320, resulting in gross unrealized appreciation and depreciation of $108,939,817 and $72,622,537, respectively, or net unrealized appreciation of $36,317,280.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.5% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $174 under the expense offset arrangements and by $119,366 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $700, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Putnam VT Voyager Fund 15

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $627,696,317 and $683,686,005, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written	Written
	equity option	equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	13,760,035	$7,028,459

Options opened	115,237,325	27,092,360

Options exercised	—	—

Options expired	(89,254,060)	(20,309,924)

Options closed	(17,222,828)	(4,448,148)

Written options outstanding at the
end of the reporting period	22,520,472	$9,362,747

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	21,520	$771,417	65,908	$2,407,950	391,288	$13,839,254	811,557	$30,431,585

Shares issued in connection with
reinvestment of distributions	62,545	2,406,724	52,932	2,078,396	18,061	690,302	—	—

	84,065	3,178,141	118,840	4,486,346	409,349	14,529,556	811,557	30,431,585

Shares repurchased	(1,380,538)	(49,736,241)	(2,966,111)	(108,725,611)	(790,144)	(28,367,484)	(1,440,483)	(52,313,245)

Net decrease	(1,296,473)	$(46,558,100)	(2,847,271)	$(104,239,265)	(380,795)	$(13,837,928)	(628,926)	$(21,881,660)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$425,863	Payables	$930,616

Equity contracts	Investments, Receivables	41,944,326	Payables	6,417,395

Total		$42,370,189		$7,348,011

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Warrants*	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$2,539,414	$—	$2,539,414

Equity contracts	(14,405,009)	(1,358,261)	—	(771,137)	(16,534,407)

Total	$(14,405,009)	$(1,358,261)	$2,539,414	$(771,137)	$(13,994,993)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Warrants*	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(1,643,813)	$—	$(1,643,813)

Equity contracts	3,964,328	4,205,812	—	2,962,810	11,132,950

Total	$3,964,328	$4,205,812	$(1,643,813)	$2,962,810	$9,489,137

* For the reporting period, the transaction volume for warrants was minimal.

16 Putnam VT Voyager Fund

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,787 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $204,349,013 and $214,593,483, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,432 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $403 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT Voyager Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012,

18 Putnam VT Voyager Fund

this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profit-ability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

4th	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 243, 224 and 198 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees, while noting that your fund’s investment performance over the three- and five-year periods ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011, and considered the circumstances that may have contributed to this

Putnam VT Voyager Fund 19

disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s poor stock selection in the information technology, financials, and consumer discretionary sectors.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They observed that, in November 2008, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that, although the fund had not performed well in 2011, the fund ranked in the first quartile for the three-year period ended December 31, 2011. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Putnam VT Voyager Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Putnam VT Voyager Fund 21

This report has been prepared for the shareholders	H522
of Putnam VT Voyager Fund.	275807 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012